                                                                  EXHIBIT 10.30


                                                                  EXECUTION COPY

              AMENDMENT NUMBER 1 TO CREDIT AND SECURITY AGREEMENT

         THIS AMENDMENT NUMBER 1 TO CREDIT AND SECURITY AGREEMENT, dated as of January 31, 2005 (this "Amendment"), is entered into by and among BELL MICROPRODUCTS FUNDING CORPORATION, a Delaware corporation ("Borrower"), BELL MICROPRODUCTS INC., a California corporation ("Bell Microproducts"), BLUE RIDGE ASSET FUNDING CORPORATION, a Delaware corporation ("Blue Ridge"), and WACHOVIA BANK, NATIONAL ASSOCIATION ("Wachovia"). Capitalized terms used and not otherwise defined herein are used as defined in the Credit and Security Agreement (as defined below).

         WHEREAS, the parties hereto entered into that certain Credit and Security Agreement, dated as of September 20, 2004 (the "Credit and Security Agreement");

         WHEREAS, the parties hereto desire to amend the Credit and Security Agreement in certain respects as provided herein;

         NOW THEREFORE, in consideration of the premises and the other mutual covenants contained herein, the parties hereto agree as follows:

         SECTION 1. Amendment to Section 9.1(h). Effective as of the Effective Date, Section 9(h) of the Credit and Security Agreement is hereby amended as follows:

         (a) Subclause (i) of Section 9.1(h) is hereby amended to read in its entirety as follows (solely for convenience, changed language is italicized):

                  "(i) the three-month rolling average Delinquency Ratio shall exceed 6.25%,"

         (b) Subclause (iii) of Section 9.1(h) is hereby amended to read in its entirety as follows (solely for convenience, changed language is italicized):

                  "(iii) the three-month rolling average Dilution Ratio shall exceed 5.25%,"

         SECTION 2. Amendment to Exhibit I. Effective as of the Effective Date,
Exhibit I to the Credit and Security Agreement is hereby amended as follows:

         (a) The definition of "Aggregate Commitment" is hereby amended to read in its entirety as follows (solely for convenience, changed language is italicized):

                  "Aggregate Commitment: On any date of determination, the aggregate amount of the Liquidity Banks' Commitments to make Loans hereunder. As of the date hereof, the Aggregate Commitment is $90,000,000."

         (b) The definition of "Defaulted Receivable" is hereby amended to read in its entirety as follows (solely for convenience, changed language is italicized):

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                  "Defaulted Receivable: A Receivable: (i) as to which the
                  Obligor thereof has suffered an Event of Bankruptcy; (ii) which, consistent with the Credit and Collection Policy, would be written off Borrower's books as uncollectible; or (iii) as to which any payment, or part thereof, remains unpaid for 91 days or more from the original due date for such payment."

         SECTION 3. Effective Date. This Amendment shall become effective as of the date (the "Effective Date") upon receipt by the Agent of (a) counterparts hereof duly executed by each of the parties hereto, and (b) a fully earned and non-refundable facility limit increase fee of $37,500 (the "Facility Limit Increase Fee") in immediately available funds.

         SECTION 4. Miscellaneous.

         (a) References in Credit and Security Agreement. Upon the effectiveness of this Amendment, each reference in the Credit and Security Agreement to "this Agreement", "hereunder", "hereof", "herein", or words of like import shall mean and be a reference to the Credit and Security Agreement as amended hereby, and each reference to the Credit and Security Agreement in any other Transaction Document or any other document, instrument or agreement, executed and/or delivered in connection with any Transaction Document shall mean and be a reference to the Credit and Security Agreement as amended hereby.

         (b) Effect on Credit and Security Agreement. Except as specifically amended hereby, the Credit and Security Agreement shall remain in full force and effect. This Amendment shall not constitute a novation of the Credit and Security Agreement, but shall constitute an amendment thereof.

         (c) No Waiver. The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of any Person under the Credit and Security Agreement or any other document, instrument or agreement executed in connection therewith, nor constitute a waiver of any provision contained therein.

         (d) Successors and Assigns. This Amendment shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns.

         (e) Counterparts. This Amendment may be executed in any number of counterparts, and by the different parties hereto on the same or separate counterparts, each of which shall be deemed to be an original instrument but all of which together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page by facsimile shall be effective as delivery of a manually executed counterpart of this Amendment.

         (f) Headings. The descriptive headings of the various sections of this Amendment are inserted for convenience of reference only and shall not be deemed to affect the meaning or construction of any of the provisions hereof.

         (g) Amendments. This Amendment may not be amended or otherwise modified except as provided in the Credit and Security Agreement.

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         (h) GOVERNING LAW. THIS AMENDMENT (INCLUDING, BUT NOT LIMITED TO, THE
VALIDITY AND ENFORCEABILITY HEREOF) SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, OTHER THAN THE CONFLICT OF LAW RULES THEREOF.

                  [Remainder of Page Intentionally Left Blank]

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         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed and delivered by their duly authorized officers as of the date hereof.

                                BELL MICROPRODUCTS FUNDING
                                CORPORATION

                                By:
                                   --------------------------------------------
                                Name:
                                     ------------------------------------------
                                Title:
                                      -----------------------------------------

                                Address: Bell Microproducts Funding Corporation
                                         1941 Ringwood Avenue
                                         Suite A
                                         San Jose, California 95131
                                         Attention: Chief Financial Officer
                                         Telephone: (408) 467-2735
                                         Fax: (408) 467-2735


                                BELL MICROPRODUCTS INC.

                                By:
                                   --------------------------------------------
                                Name:
                                     ------------------------------------------
                                Title:
                                      -----------------------------------------

                                Address: Bell Microproducts Inc.
                                         1941 Ringwood Avenue
                                         San Jose, California 95131
                                         Attention: Chief Financial Officer
                                         Telephone: (408) 451-9400
                                         Fax: (408) 451-1632




                        [additional signatures to follow]




                [Signature page to Amendment No. 1 to Credit and
                    Security Agreement - Bell Microproducts]

                                BLUE RIDGE ASSET FUNDING
                                CORPORATION

                                By: Wachovia Capital Markets, LLC,
                                    as Attorney-In-Fact

                                By:
                                   ---------------------------------------------
                                Name:
                                     -------------------------------------------
                                Title:
                                      ------------------------------------------

                                Address: Blue Ridge Asset Funding Corporation
                                         c/o Wachovia Bank, National Association
                                         301 South College Street, TW-10
                                         Charlotte, North Carolina 28288
                                         Attention: Doug Wilson
                                         Telephone: (704) 374-2520
                                         Fax: (704) 383-9579

                                WACHOVIA BANK,
                                NATIONAL ASSOCIATION

                                By:
                                   ---------------------------------------------
                                Name:
                                     -------------------------------------------
                                Title:
                                      ------------------------------------------

                                Address: Wachovia Bank, National Association
                                         191 Peachtree Street, N.E.
                                         22nd Floor, Mail Code GA8088
                                         Atlanta, Georgia 30303
                                         Attention: Eero Maki
                                         Telephone: (404) 332-5275
                                         Fax: (404) 332-5152




                               [end of signatures]




                [Signature page to Amendment No. 1 to Credit and
                    Security Agreement - Bell Microproducts]